Danaher Announces Transition Plan for Chief Financial Officer WASHINGTON, July 22, 2025 - Danaher Corporation (NYSE: DHR), a leading global life sciences and diagnostics innovator, today announced that Matthew Gugino, currently Group Chief Financial Officer of the Company’s Life Sciences Innovations Group and Vice President of Financial Planning & Analysis, will succeed Matthew McGrew as Danaher’s Chief Financial Officer effective February 28th, 2026. Following the transition and consistent with past practice, Mr. McGrew will continue thereafter as an Executive Vice President of the Company, as he begins a gradual transition to retirement, after more than 20 years with Danaher. “Matt McGrew’s financial leadership over the past two decades has been instrumental in shaping the Danaher you see today. He played a pivotal role in the acquisition of Cytiva, the launches of Envista and Veralto as public companies, and navigating through the pandemic—all while developing a deep talent bench” said Rainer Blair, President and Chief Executive Officer. “We’re grateful he’ll remain with Danaher to support a seamless transition, and we look forward to building on his legacy.” Blair continued, “I’ve had the privilege of working closely with Matt Gugino for more than a decade. His broad experience across Investor Relations, FP&A, M&A, talent development, and most recently as Group CFO, makes him exceptionally well prepared for this next chapter. Matt has been instrumental in shaping our financial strategy and portfolio evolution, and I know he will be an outstanding CFO as we continue to grow Danaher into one of the world’s most respected science and technology leaders.” Mr. McGrew has served as Danaher’s CFO since January 2019. He joined Danaher in 2004 as Director, M&A Finance and served in roles of increasing responsibility including Vice President, Investor Relations from 2009 to 2014 and as a Danaher Group CFO from 2012 to 2018. During his tenure as CFO, Danaher meaningfully increased its growth and margin profile, and nearly doubled both its revenue and market capitalization. Mr. Gugino joined Danaher in 2013 as Director, Investor Relations and served as Vice President, Investor Relations from 2014 to 2022. He has served as Vice President of Financial Planning & Analysis since 2019 and additionally as Group Chief Financial Officer in the Company’s Life Sciences Innovations Group since 2021. Prior to joining Danaher, he was a Vice President of Equity Research at Barclays and Morgan Stanley, and an Associate at KPMG. He holds a Bachelor of Science degree in Accounting and a Master of Accountancy and Professional Consultancy from Villanova University. ABOUT DANAHER Danaher is a leading global life sciences and diagnostics innovator, committed to accelerating the power of science and technology to improve human health. Our businesses partner closely with customers to solve many of the most important health challenges impacting patients around the world. Danaher's advanced science and technology - and proven ability to innovate - help enable faster, more accurate diagnoses and help reduce the time and cost needed to sustainably discover, develop and deliver life-changing therapies. Focused on scientific excellence, innovation and continuous improvement, our 63,000 associates worldwide help ensure that Danaher is improving quality of life for billions of people today, while setting the foundation for a healthier, more sustainable tomorrow. Explore more at www.danaher.com. FORWARD-LOOKING STATEMENTS Statements in this release that are not strictly historical, including any statements regarding events or developments that we believe or anticipate will or may occur in the future are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things: the impact of tariffs and related actions implemented by the U.S. and other countries, the impact of our debt obligations on our operations and liquidity, deterioration of or instability in the global economy, the markets we serve and the financial markets, uncertainties with respect to the development, deployment and use of artificial intelligence in our business and products, the impact of global health crises, uncertainties relating to national laws or policies, including laws or policies to protect or promote domestic interests and/or address foreign competition, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our compliance with applicable laws and regulations (including rules relating to off-label marketing and other regulations relating to medical devices and the healthcare industry), the results of our clinical trials and perceptions thereof, our ability to effectively address cost reductions and other changes in the healthcare industry, our ability to successfully identify and consummate appropriate acquisitions and strategic investments, our ability to integrate the businesses we acquire and achieve the anticipated growth, synergies and other benefits of such acquisitions, contingent liabilities and other risks relating to acquisitions, investments, strategic relationships and divestitures (including tax-related and other contingent liabilities relating to past and future IPOs, split-offs or spin-offs), security breaches or other disruptions of our information technology systems or violations of data privacy laws, the impact of our restructuring activities on our ability to grow, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, changes in tax laws applicable to multinational companies, litigation, regulatory proceedings and other contingent liabilities including intellectual property and environmental, health and safety matters, the rights of the United States government with respect to our production capacity in times of national emergency or with respect to intellectual property/production capacity developed using government funding, risks relating to product, service or software defects, product liability and recalls, risks relating to our manufacturing operations, the impact of climate change, legal or regulatory measures to address climate change and other sustainability topics and our ability to address regulatory requirements or stakeholder expectations relating to climate change and other sustainability topics, risks relating to fluctuations in the cost and availability of the supplies we use (including commodities) and labor we need for our operations, our relationships with and the performance of our channel partners, uncertainties relating to collaboration arrangements with third-parties, the impact of deregulation on demand for our products and services, labor matters and our ability to recruit, retain and motivate talented employees, U.S. and non-U.S. economic, political, geopolitical, legal, compliance, social and business factors (including the impact of elections, regulatory changes or uncertainty and military conflicts), disruptions and other impacts relating to man-made and natural disasters, inflation and the impact of our By-law exclusive forum provisions. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2024 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the second quarter of 2025. These forward-looking statements speak only as of the date of this release and except to the extent required by applicable law, the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. For further information: • Media: media@danaher.com • Investor: John T. Bedford, Vice President, Investor Relations, investor.relations@danaher.com Danaher Corporation, 2200 Pennsylvania Avenue, N.W., Suite 800W, Washington, D.C. 20037, Telephone: (202) 828-0850, Fax: (202) 828-0860